                                                                   Exhibit 10.31
                                                                   -------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAW.

                             J. MICHAEL GEARON, JR.

                            7% SECURED NOTE DUE 2010



U.S. $6,720,000
                                                                October 11, 2001


     FOR VALUE RECEIVED, the undersigned, J. Michael Gearon, Jr., an individual residing in Atlanta, Georgia ("Gearon"), hereby promises to pay to the order of ATC Mexico Holding Corp., a Delaware corporation ("ATI"), or registered assigns, on December 31, 2010 (the "Maturity Date"), the principal amount of Six Million Seven Hundred Twenty Thousand United States Dollars (U.S. $6,720,000) or such lesser amount as has been advanced, from time to time, pursuant hereto and then remains unpaid, with interest (computed on the basis of a 365-6 day year, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable) on the unpaid principal hereof outstanding from time to time at an annual rate equal to seven percent (7%), compounded and payable on the last day of each calendar quarter, commencing December 31, 2001, and at the Maturity Date.

     Payments of principal of and interest on this Note shall be made at the address of the holder set forth in or specified pursuant to the provisions of
Section 5.3. Payments of principal of and interest on this Note shall be made in lawful money of the United States of America. Gearon and all other Persons may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and Gearon's obligation to make payment to the registered owner shall not be affected by any notice to the contrary. All payments received in respect of the indebtedness evidenced by this Note shall be applied first to interest hereon accrued to the date of payment, then to the payment of other amounts (except principal) at the time due and unpaid hereunder, then to the payment of the unpaid principal hereof.

     Gearon hereby irrevocably authorizes the holder to make an appropriate notation on Schedule I annexed hereto reflecting all payments of principal and interest hereunder. Failure of the holder to make any such notation shall not, however, affect any obligation of Gearon hereunder. The aggregate unpaid principal amount as recorded by the holder from time to time on Schedule I annexed hereto and made a part hereof shall constitute presumptive evidence of such amount, but subject in all events to evidence of Gearon to the contrary.

     Gearon shall pay principal, interest and other amounts under, all on the terms and subject to the conditions set forth in the Agreement, and in accordance with the terms of, this Note, free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto.

     This Note is being issued in connection with the execution and delivery of the Stockholder Agreement, by and among American Tower Corporation, American Tower International, Inc., Gearon, and the other stockholders of ATI from time to time parties thereto dated as of October 11, 2001 (the "Stockholder Agreement"), and the holder hereof is entitled to the benefits of the Stockholder Agreement, and the Pledge Agreement, by and between Gearon and ATI, dated as of October 11, 2001 (the "Pledge Agreement"), and may enforce the agreements of Gearon contained in the Stockholder Agreement and the Pledge Agreement and exercise the remedies provided for thereby or otherwise in respect thereof all in accordance with and subject to the terms thereof.

     The obligation of Gearon with respect to this Note or any other obligations arising hereunder is a nonrecourse obligation and, notwithstanding any provision to the contrary in this Note, each holder from time to time of this Note, by its acceptance hereof, agrees for itself, and its successors and assigns, that (a) neither Gearon nor his successors and assigns shall be personally liable on the payment of interest on and the principal of this Note or any other obligations arising hereunder, and (b) in the event that one or more Events of Defaults has occurred or any other default whatsoever has occurred under this Note, the holder, or any of its successors and assigns, shall look solely to the Collateral (as defined in the Pledge Agreement) for the payment of interest on and the principal of this Note or any other obligations arising hereunder and will not make any claim or institute any action or proceeding against Gearon, any of his successors and assigns, or any of his or any of their assets or property (other than the Collateral (as defined in the Pledge Agreement)) for the payment of interest on or the principal of this Note or any other obligations arising hereunder (or for any deficiency remaining after the application of the Collateral (as defined in the Pledge Agreement)) than out of the Collateral (as defined in the Pledge Agreement).

     Gearon represents and warrants that the representations and warranties made by him in Section 2 of the Stockholder Agreement are true and correct with the same force and effect as though set forth hereat in their entirety and are true and correct with respect to this Note with the same force and effect as though a reference to this Note were included in such section immediately following each reference therein to the term "this Agreement".

     The holder of this Note is entitled to exchange this Note for one or more Notes of like tenor in an aggregate principal amount equal to that of this Note.

     All agreements between the holder hereof and Gearon contained herein are hereby expressly limited so that in no contingency or event whatsoever whether by reason of acceleration of maturity of this Note, or otherwise, shall the amount paid or agreed to be paid to the holder for the use, forbearance or detention of the principal amount evidenced by this Note exceed the maximum permissible under applicable Law (as defined in the Stockholder Agreement), the benefit of which may be asserted by Gearon as a defense, and if, from any circumstances whatsoever, fulfillment of any provision of this Note at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances the holder hereof should ever receive as interest under this Note such an excessive amount, then, ipso facto, the amount which would be excessive interest shall be applied to the reduction of the principal balance as evidenced by this Note and not to the payment of interest. This provision shall control every other provision of all agreements between the holder hereof and Gearon.

     1.   Payment Provisions.
          ------------------

     1.1  Required  Payments.  This Note shall be paid in its entirety,  without
          ------------------
premium but with interest accrued and unpaid thereon to the date of payment, upon the earliest to occur of (a) the termination of the Stockholder Agreement,
(b) the consummation of the purchase by ATI (or any of its affiliates) of the Holding Securities owned by Gearon pursuant to the provisions of the Stockholder Agreement, and (c) December 31, 2010; provided, however, that notwithstanding the foregoing, in the event ATI (and its affiliates) purchase less than all of the Holding Securities owned by Gearon pursuant to the provisions of the Stockholder Agreement the principal amount of this Note that shall be due and payable shall be equal to an amount determined by multiplying the principal amount of this Note then outstanding by a fraction, (i) the numerator of which is the number of Holding Securities so purchased and (ii) the denominator of which is the difference between (x) the number of Holding Securities originally acquired by Gearon and (y) the number of Holding Securities for which Gearon has paid cash, either at the time of the execution of this Note or thereafter.

     1.2  Optional  Payments.  Gearon may prepay this Note,  in whole or from
          -------------------
time to time in part, at its principal amount, without premium but with interest accrued and unpaid thereon to the date of payment.

     2.   Defaults.
          --------

     2.1  Events of Default.  If one or more of the following  events (herein
          -----------------
termed "Events of Default")  shall have occurred, that is to say:

          (a) if Gearon shall fail to make payment of the principal of or interest on this Note within five (5) business days after ATI provides notice that the same is due and payable, whether at their stated maturity, on a date fixed for payment, by a notice of payment or offer to pay, by declaration or otherwise; or

          (b) if any material representation or warranty of Gearon contained in the Stockholder Agreement, the Pledge Agreement or any statement or certificate furnished by Gearon in connection with the issue or sale of this Note or pursuant to any provision of the Stockholder Agreement or the Pledge Agreement, shall have been false, incorrect or misleading in any material respect when made or so certified to, and such representation and warranty was either (i) willfully and intentionally made as such or
     (ii) not so willfully and intentionally made, but the defect giving rise to such false, incorrect or misleading representation and warranty, to the extent curable, has not been cured within thirty (30) days after written notice to Gearon from the holder of this Note of the defect and, whether or not curable, has, together with any other such false, incorrect or misleading representations and warranties, resulted in a material adverse change in Gearon; or

          (c) if Gearon shall fail duly to observe or perform any other covenant, agreement or provision contained in the Stockholder Agreement, this Note or the Pledge Agreement, other than those referred to in subdivisions (a) or (b) above, and such failure shall have continued for a period of thirty (30) days after written notice to Gearon from the holder of this Note; or

          (e) if Gearon shall, as a debtor, be involved in or commit an Act of Bankruptcy;

     then, except as set forth below in this Section, (I) in the case of any event specified in subdivision (e) of this Section, there shall automatically become forthwith due and payable the unpaid balance of this Note, and (II) in each and every other case specified in this Section, the holder of this Note may by notice in writing to Gearon declare to be forthwith due and payable the unpaid balance of this Note, together in any such case with interest accrued thereon, and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived by Gearon; the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or provision contained in this Note or in aid of the exercise of any power granted in this Note or in lieu thereof.

     2.2 Annulment of Defaults. This Section is subject to the condition that,
         ---------------------
if at any time after the principal of this Note shall have been declared and become due and payable, and before any judgment or decree for the payment of the moneys so due, or any part thereof, shall be entered, all arrears of interest upon this Note and all other sums payable upon this Note (except the principal of and interest on this Note which by such declaration shall have become payable) shall have been duly paid, and every other Potential Default and Event of Default shall have been made good or cured, then and in every such case the holder of this Note may, by written instrument or instruments filed with Gearon, rescind and annul such declaration and its consequences. No rescission or annulment under this Section shall extend to or affect any subsequent Potential Default or Event of Default or impair any right consequent thereon.

     2.3 Waiver by Company; Severability of Remedies. To the fullest extent
         -------------------------------------------
permitted by applicable law, Gearon hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, (a) the benefit and advantage of any valuation, stay, appraisal, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or otherwise, based on this Note or any claim for interest on this Note; (b) all presentments, demands for performance and notices of nonperformance (except to the extent required by the provisions hereof); (c) any requirements of diligence or promptness on the part of the holder, as a holder of this Note, in the enforcement of its rights under the provisions of this Note; and (d) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind relating thereto which it may now or hereafter have. In the event any remedy or other provision of this
Section is not enforceable for any reason, no other remedy or provision shall be affected thereby, and all such other remedies and provisions shall be given full force and effect in accordance with their terms.

     2.4 No Waiver of Rights. No course of dealing between Gearon or any
         -------------------
subsidiary and the holder, as a holder of this Note, and no delay or omission on the part of the holder in exercising any rights under this Note, shall operate as a waiver of the rights of the holder, as a holder of this Note. No failure to insist upon the strict provisions of any covenant, term, condition or other provision of this Note or to exercise any right or remedy thereunder shall constitute a waiver by the holder, as a holder of this Note, of any such covenant, term, condition or other provision or of any Potential Default or Event of Default in connection therewith. The waiver of any covenant, term, condition or other provision hereof or of this Note or Potential Default or Event of Default hereunder on one occasion shall not be construed as a bar to or a waiver of any right or remedy on any future occasion and shall not affect or alter this Note except to the extent specifically provided in the instruments setting forth such waiver delivered under Section 4.4, and every covenant, term, condition and other provision of this Note shall, in such event, continue in full force and effect.

     2.5 Costs and Expenses of Collection. Gearon covenants and agrees that if
         --------------------------------
default be made in any payment of principal of or interest on this Note, it will, to the extent permitted under Applicable Law, pay to the holder, as a holder of this Note, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the attorneys of the holder for all services rendered in that connection.

     2.6 Default Rate. If an Event of Default described in paragraph (a) of
         ------------
Section 2.1 occurs and is continuing, this Note shall bear interest at the Default Rate, until the earlier to occur of (a) such time as all amounts due hereunder are paid in full or (b) no such Event of Default exists.

     2.7 Remedies Cumulative. No remedy herein conferred upon the holder, as a
         -------------------
holder of this Note or otherwise, is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     3. Definitions. As used herein, unless the context otherwise requires, the
        -----------
following terms have the following respective meanings. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each instrument, notice, certificate, communication, opinion or other document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto. Capitalized terms used in this Agreement without definition which are defined in the Stockholder Agreement shall have the meaning prescribed therefor in the Stockholder Agreement.

     The term "Act of Bankruptcy" shall mean, when used with reference to any Person, any of the following events or occurrences:

          (a) its admitting in writing its inability, or being unable under Applicable Law, or its failing generally, to pay its debts generally as they become due, or

          (b) its filing a petition, answer or consent seeking relief as a debtor or otherwise commencing a voluntary case under the Bankruptcy Code as from time to time in effect, or its authorizing, by appropriate proceedings of its board of directors or other governing body, any such petition, answer, consent or commencement of such a voluntary case; or

          (c) the filing against it or all or any substantial part of its property of a petition commencing an involuntary case under the Bankruptcy Code which shall remain undismissed for a period of more than forty five
     (45) days or which is consented to by such Person or any order or decree approving relief adverse to such Person thereunder shall remain unstayed and in effect for more than forty five (45) days; or

          (d) its commencement of proceedings or filing a petition, answer or consent seeking relief as a debtor under any Applicable Law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or its consenting to or acquiescing in such relief or its admitting or acquiescing in or failing promptly and in any event within forty five (45) days of the filing thereof, in an appropriate manner, to deny the material allegations of any petition seeking such relief, any such involuntary petition remaining undismissed for more than forty five (45) days or an order in any involuntary proceeding adverse to such Person remaining unstayed and in effect for more than forty-five (45) days; or

          (e) the entry of an order or decree (whether or not final) by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, dissolution or winding up, or reorganization or any modification or alteration of the rights of its creditors, or any composition or readjustment of debts, (iii) assuming custody of, or appointing a receiver, trustee, sequestrator, conservator, assignee, custodian, liquidator, fiscal agent or similar official for, such Person or all or a substantial part of its property and any such order or decree shall continue unstayed and in effect for a period of forty-five
     (45) days; or

          (f) its convening a meeting of creditors for the purpose of consummating an out-of-court arrangement, or making an assignment for the benefit of, or entering into a composition, extension or similar arrangement with, its creditors in respect of all or a substantial portion of its debt; or

          (g) its seeking or consenting to or acquiescing in the appointment of a receiver, trustee, sequestrator, conservator, liquidator, fiscal agent or other custodian of itself or of all or any substantial part of its property; or

          (h) its winding-up, liquidation or dissolution; or

          (i) its authorization, by appropriate action of its board of directors or other governing body, of any of the foregoing.

     The term "ATI" is defined in the first paragraph hereof.

     The term "Bankruptcy Code" shall mean 11 U.S.C. ss. 101 et seq., as from time to time in effect, and any successor law, and any reference to any statutory provision shall be deemed to be a reference to any successor statutory provision.

     The term "Default Rate" shall mean ten percent (10%) per annum.

     The term "Event of Default" is defined in Section 3.1.

     The term "Gearon" is defined in the first paragraph hereof.

     The term "Holder" shall mean the holder, from time to time, of this Note.

     The term "this Note" means this instrument and shall include all amendments, modifications and supplements hereto.

     The term "Pledge Agreement" is defined in Section 1.1, and shall include all amendments, modifications and supplements thereto.

     The term "Potential Default" shall mean any event or circumstance which after notice, passage of time, or both, would become an Event of Default.

     The term "Related Agreement" shall mean this Note, the Pledge Agreement, the Stockholder Agreement and each other agreement, instrument and other document executed or required to be executed by Gearon on the date hereof or at any time thereafter, in connection with the transactions contemplated by this Note or any of the other Related Agreements, in each case, as amended, modified or supplemented from time to time.

     The term "Stockholder Agreement" is defined in the fifth paragraph of this Note, and shall include all amendments, modifications and supplements thereto.

     4.  Miscellaneous Provisions.
         ------------------------

     4.1 Stamp and Other Taxes. Gearon covenants and agrees that it will pay all
         ---------------------
United States and state documentary stamp or similar excise taxes, including any interest or penalties thereon, which may be legally payable in connection with or arising out of the issue of this Note and will indemnify each holder of any thereof against, and save it harmless from, any liability, cost or expense in respect of any such stamp taxes or other taxes and any interest or penalties thereon. Gearon's agreement in this connection shall survive the payment of this Note.

     4.2 Survival of Covenants; Assignment; Successors and Assigns. All
         ---------------------------------------------------------
covenants, agreements and representations made or deemed incorporated herein and in certificates delivered in connection herewith shall be deemed material and relied on by ATI notwithstanding any investigation made by it or in its behalf, and shall survive the execution and delivery of this Note, to it and its payment therefor. This Note shall not be assignable by any holder and any such assignment shall be null and void, except that it shall inure to the benefit of and by binding upon any successor to any party by operation of law, including by way of merger, consolidation or sale of all or substantially all of its assets, and ATI may assign its rights and remedies hereunder to any bank or other financial institution which has loaned funds or otherwise extended credit to it or one or more of its Affiliates.

     4.3 Notices and Communications. All notices and other communications which
         --------------------------
by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be effective (i) five (5) days after being mailed by first-class, express mail, postage prepaid, (ii) the next day when sent by overnight by recognized mail courier service, (iii) upon confirmation when sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid, or recognized overnight mail courier service) written confirmation at substantially the same time as such rapid transmission, or (iv) upon delivery personally delivered to an officer of the receiving party. All such communications shall be mailed, set or delivered as set forth below or at such other addresses as the party entitled thereto shall have designated by notice as herein provided.

          (a) If to Gearon, c/o American Tower Corporation, 3200 Cobb Galleria Parkway , Suite 205, Atlanta, Georgia 30339 with a copy (which shall not constitute notice to Gearon or Gearon Entity) to King & Spalding, 1185 Avenue of the Americas, New York, New York 10036, Attention: John L. Graham, Esq., Telecopier No.: (212) 556-2222).

          (b) If to ATI, at 116 Huntington Avenue, Boston, Massachusetts 02116
     Attention: Chief Executive Officer and Chief Financial Officer, Telecopier
     No.: (617) 375-7575 with a copy (which shall not constitute notice to ATC or Holding) to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: William J. Curry, Esq., Telecopier No.:
     (617) 338-2880).

          (c) If to any holder of this Note other than ATI, to the address set forth in Gearon's records.

     4.4 Amendments and Waivers. Any provision of this Note to the contrary
         ----------------------
notwithstanding, changes in or additions to this Note and any other Related Document may be made, or compliance with any term, covenant, agreement, condition or provision set forth herein, may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the consent in writing of the holder of this Note and Gearon; and each such change, addition or waiver shall be binding upon each future holder of this Note and, in the case of Gearon, his successors and permitted assigns. Any consent may be given subject to satisfaction of conditions stated therein. The failure to insist upon the strict provisions of any covenant, term, condition or other provision of this Note or to exercise any right or remedy hereunder or thereunder shall not constitute a waiver of any such covenant, term, condition or other provision thereof or Potential Default or Event of Default in connection therewith. The waiver of any covenant, term, condition or other provision hereof or thereof or Potential Default or Event of Default hereunder shall not affect or alter this Note in any other respect, and each and every covenant, term, condition or other provision of this Note shall, in such event, continue in full force and effect, except as so waived, and shall be operative with respect to any other then existing or subsequent Potential Default or Event of Default in connection therewith.

     4.5 Governing Law. The validity, interpretation, construction and
         -------------
performance of this Note shall be governed by, and construed in accordance with, the applicable laws of the United States of America and the laws of The Commonwealth of Massachusetts applicable to contracts made and performed in such Commonwealth and, in any event, without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.

     4.6 Entire Agreement. This Note (together with the Related Documents
         ----------------
delivered or to be delivered in connection herewith) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, undertakings, inducements, representations, warranties and negotiations, expressed or implied, oral or written, between the parties, with respect to the subject matter hereof. Each of Gearon and ATI is a sophisticated legal Person that was advised by experienced counsel and, to the extent it deemed necessary, other advisors in connection with this Note. Each of Gearon and ATI (by its acceptance of this Note) hereby acknowledges that (a) neither of them has relied or will rely in respect of this Note or the transactions contemplated hereby upon any document or written or oral information previously furnished to or discovered by it or its representatives, other than this Note and the Related Documents, (b) there are no covenants or agreements by or on behalf of any party or any of its respective Affiliates or representatives other than those expressly set forth in this Note and the Related Documents, and (c) the parties' respective rights and obligations with respect to this Agreement and the events giving rise thereto will be solely as set forth in this Note and the Related Documents.

     4.7 Specific Performance; Other Rights and Remedies. Each of Gearon and ATI
         -----------------------------------------------
(by its acceptance of this Note) recognizes and agrees that in the event the other should refuse to perform any of its obligations under this Note or any Related Document, the remedy at law would be inadequate and agrees that for breach of such provisions, each of Gearon and ATI shall be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Applicable Law. Each of Gearon and ATI (by its acceptance of this Note) hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting each of Gearon and ATI from pursuing any other remedies available to it pursuant to the provisions of, and subject to the limitations contained in, this Note and the Related Documents for such breach or threatened breach, including without limitation the recovery of damages, including, to the extent awarded in any Legal Action, punitive, incidental and consequential damages (including without limitation damages for diminution in value and loss of anticipated profits) or any other measure of damages permitted by Applicable Law.

     4.8 Business Days. If the last or appointed day for taking of any action
         -------------
required or permitted hereby or by this Note (other than the payment of principal of or interest or premium, if any, on the Notes) shall not be a Business Day such action may be taken on the next succeeding Business Day, during which interest shall continue to accrue.

     4.9 Headings. The headings contained in this Note are for reference
         --------
purposes only and shall not limit or otherwise affect the meaning of any provision of this Note.

     4.10 Severability. If any term or provision of this Note shall be held or
          ------------
deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Note shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case. Notwithstanding the foregoing, in the event of any such determination the effect of which is to affect materially and adversely either Gearon or ATI, Gearon shall and ATI (by its acceptance hereof agrees to) negotiate in good faith to modify this Note so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by Applicable Law in an acceptable manner to the end that the intent and purposes of this Note are fulfilled and consummated to the maximum extent possible.

     4.11 Mutual Drafting. This Note is the result of the joint efforts of
          ---------------
Gearon and ATI, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against any party based on any presumption of that party's involvement in the drafting thereof.

     IN WITNESS WHEREOF, J. Michael Gearon, Jr. has duly executed and delivered this Note as of the date first above written.

                                               /s/ J. Michael Gearon, Jr.
                                          ------------------------------------
                                                   J. Michael Gearon, Jr.

                                                                     SCHEDULE I

                             J. MICHAEL GEARON, JR.

                      7% SECURED NONRECOURSE NOTE DUE 2010

                       PAYMENTS OF PRINCIPAL AND INTEREST

--------------------------------------------------------------------------------

                                   Amount Repaid         Unpaid
                                   -------------        Principal       Notation
Date     Amount Advanced        Principal  Interest      Balance        Made By
----     ---------------        ---------  --------     ---------       -------